UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                  ------------------------

                                          FORM 8-K

                                       CURRENT REPORT

                           Pursuant to Section 13 Or 15(d) of the
                              Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)           June 24, 2003
                                                 -------------------------------


                     ENERGY CONVERSION DEVICES, INC.
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           (Exact Name of Registrant as Specified in Charter)


         Delaware                 1-8403                      38-1749884
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(State or Other Jurisdiction    (Commission                (IRS Employer of
    of Incorporation)           File Number)              Identification No.)


 2956 Waterview Drive, Rochester Hills, MI                      48309
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code          (248) 293-0440
                                                    ----------------------------


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           (Former name or former address, if changed since last report)

       Energy Conversion Devices, Inc., a Delaware corporation ("Registrant"), submits the following report on Form 8-K.

Item 5.  Other Events
-------  ------------

       On June 24, 2003, the Registrant announced that it acquired the interest of Texaco Energy Systems LLC in Texaco Ovonic Fuel Cell Company LLC for $1.00, effective as of December 31, 2002.

       Attached hereto as exhibit 99.1 is a copy of the press release issued by the Registrant on June 24, 2003.


Exhibit Index:

99.1 Press Release issued by the Registrant in connection with the acquisition of the interest of Texaco Energy Systems LLC in Texaco Ovonic Fuel Cell Company LLC.



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


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ENERGY CONVERSION DEVICES, INC.

                                   By:   /s/ Stephan W. Zumsteg
                                     -------------------------------------------
                                     Vice President and Chief Financial Officer

Date: June 27, 2003



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                                 EXHIBIT 99.1